UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2017

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36599	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois	60607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On November 3, 2017, MB Financial, Inc., a Maryland corporation (the “Company”), filed with the Securities and Exchange Commission a prospectus supplement to the prospectus included in the Company’s registration statement on Form S-3 (File No. 333-221322).  The prospectus supplement relates to the Company’s Dividend Reinvestment and Stock Purchase Plan.

In connection with the filing of the prospectus supplement, the Company is filing as Exhibit 5.1 hereto an opinion of its counsel, Silver, Freedman, Taff & Tiernan LLP, regarding the legality of the shares being offered by the prospectus supplement.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

The following exhibits are being filed herewith:

5.1	Opinion of Silver, Freedman, Taff & Tiernan LLP

23.1	Consent of Silver, Freedman, Taff & Tiernan LLP (included in Exhibit 5.1)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MB FINANCIAL, INC.

Date: November 3, 2017	By:	/s/ Randall T. Conte
Randall T. Conte
Vice President and Chief Financial Officer

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